Derivative Instruments - Summary of Gain (Loss) on Change in Fair Value of Derivatives - Derivatives not Designated as Accounting Hedge (Details) - Not Designated as Hedging Instrument [Member] - USD ($)
$ in Thousands
12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Derivative Instruments, Gain (Loss) [Line Items]
Change in fair value of derivatives related to 2021 Bonds	$ (10,934)	$ 5,529	$ (9,542)
Realized interest expense of derivatives related to 2021 Bonds	(2,141)	(2,111)	(2,258)
Total gain/ (loss) recognized in other income / (expense), net	$ (13,075)	$ 3,418	$ (11,800)